                                                                  Exhibit 99

FOR IMMEDIATE RELEASE:


           CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS FOR THE YEAR

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced that CNB had consolidated net income of $2.5 million, or $5.39 per share for the year ended December 31, 2006, as compared to $2.4 million or $5.34 per share for the year ended December 31, 2005.

     CNB, with total assets at December 31, 2006 of $276.1 million, has two full service offices in Berkeley Springs, West Virginia with ATMs at both locations. The Bank also has three full service branch offices and ATMs in Berkeley County, West Virginia. Our Berkeley County office locations are in Hedgesville, south Martinsburg, and our newest branch in Falling Waters, West Virginia. The Bank also has a full service branch office and ATM located in Hancock, Maryland.

         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2007 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                             - financials follow --

             CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
            CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                      DECEMBER 31, 2006 AND 2005


ASSETS                                                                2006                      2005
                                                                 -------------             -------------
  Cash and due from banks                                        $   7,358,773             $  10,085,252
  Federal funds sold                                                     9,000                    38,000
  Securities available for sale
     (at approximate market value)                                  50,873,335                55,194,216
  Federal Home Loan Bank stock, at cost                              1,753,000                 1,669,900
  Federal Reserve Bank stock, at cost                                     --                     138,650
  Loans and leases receivable, net                                 204,318,993               180,207,390
  Accrued interest receivable                                        1,354,041                 1,230,777
  Premises and equipment, net                                        6,327,294                 6,601,463
  Deferred income taxes                                              1,482,166                 1,159,595
  Cash surrender value of life insurance                             1,394,521                 1,279,690
  Intangible assets                                                    497,178                   620,593
  Other assets                                                         700,240                   727,896
                                                                 -------------             -------------

         TOTAL ASSETS                                            $ 276,068,541             $ 258,953,422
                                                                 =============             =============


                 LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
  Deposits:
        Demand                                                   $  42,751,409             $  42,669,886
        Interest-bearing demand                                     52,549,478                54,900,737
        Savings                                                     27,548,990                32,342,957
        Time, $100,000 and over                                     37,760,199                30,659,767
        Other time                                                  72,472,664                58,715,079
                                                                 -------------             -------------
                                                                 $ 233,082,740             $ 219,288,426
  Accrued interest payable                                           1,071,990                   611,512
  FHLB borrowings                                                   18,500,000                17,800,000
  Accrued expenses and other liabilities                             3,091,549                 2,245,443
                                                                 -------------             -------------

         TOTAL LIABILITIES                                       $ 255,746,279             $ 239,945,381
                                                                 -------------             -------------

SHAREHOLDERS' EQUITY
  Common stock, $1 par value; 5,000,000  shares
       authorized; 458,048 shares outstanding                    $     458,048             $     458,048
  Capital surplus                                                    4,163,592                 4,163,592
  Retained earnings                                                 17,421,402                15,658,134
  Accumulated other comprehensive income (loss)                     (1,720,780)               (1,271,733)
                                                                 -------------             -------------

         TOTAL SHAREHOLDERS' EQUITY                              $  20,322,262             $  19,008,041
                                                                 -------------             -------------

         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $ 276,068,541             $ 258,953,422
                                                                 =============             =============



The Notes to Consolidated Financial Statements are an integral part of these statements.

             CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF INCOME
            YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                   2006                   2005                   2004
                                                               ------------           ------------           ------------
INTEREST INCOME
   Interest and fees on loans                                  $ 13,481,504           $ 11,110,517           $  9,839,122
   Interest and dividends on securities:
      U.S. Government agencies and
         corporations                                             1,560,210              1,489,230              1,191,842
      Mortgage backed securities                                    441,166                358,302                357,734
      State and political subdivisions                              403,097                417,242                273,249
      Dividend income                                                81,663                 40,212                 19,718
   Interest on FHLB deposits                                         20,396                  3,988                  1,140
   Interest on federal funds sold                                     1,317                    797                 32,677
                                                               ------------           ------------           ------------
                                                               $ 15,989,353           $ 13,420,288           $ 11,715,482
                                                               ------------           ------------           ------------
INTEREST EXPENSE
   Interest on interest bearing demand,
     savings and time deposits                                 $  5,290,613           $  3,551,774           $  3,154,811
   Interest on FHLB borrowings                                      978,243                298,287                 14,622
                                                               ------------           ------------           ------------
                                                               $  6,268,856           $  3,850,061           $  3,169,433
                                                               ------------           ------------           ------------

           NET INTEREST INCOME                                 $  9,720,497           $  9,570,227           $  8,546,049

PROVISION FOR LOAN LOSSES                                           275,500                352,000                393,000
                                                               ------------           ------------           ------------

           NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES                       $  9,444,997           $  9,218,227           $  8,153,049
                                                               ------------           ------------           ------------

NONINTEREST INCOME
   Service charges on deposit accounts                         $  1,273,409           $  1,227,521           $  1,177,252
   Other service charges and fees                                   470,101                391,099                294,535
   Trust fee income                                                 199,348                174,900                140,114
   Insurance income                                                    --                  142,523                135,068
   Other operating income                                            61,360                 59,224                 54,306
   Net gain (loss) on sale of securities                            (37,271)               (16,165)               135,546
   Income from title company                                         20,668                 27,924                 35,207
                                                               ------------           ------------           ------------
                                                               $  1,987,615           $  2,007,026           $  1,972,028
                                                               ------------           ------------           ------------
NONINTEREST EXPENSES
   Salaries                                                    $  3,065,040           $  3,061,375           $  2,708,253
   Employee benefits                                              1,258,295              1,092,788                930,597
   Occupancy of premises                                            509,945                436,247                377,322
   Furniture and equipment expense                                  812,216                891,768                790,932
   Other operating expenses                                       2,114,276              2,059,080              1,982,090
   Net (gain) loss on disposal of fixed assets                       19,756                   --                      273
                                                               ------------           ------------           ------------
                                                               $  7,779,528           $  7,541,258           $  6,789,467
                                                               ------------           ------------           ------------

            INCOME BEFORE INCOME TAXES                         $  3,653,084           $  3,683,995           $  3,335,610

PROVISION FOR INCOME TAXES                                        1,263,126              1,238,416                991,917
                                                               ------------           ------------           ------------

            INCOME FROM CONTINUING OPERATIONS                  $  2,389,958           $  2,445,579           $  2,343,693
                                                               ------------           ------------           ------------

             NET RESULTS FROM DISCONTINUED OPERATIONS
                   OF CNB INSURANCE SERVICES, INC
                   BEFORE INCOME TAXES                         $    124,157           $       --             $       --

PROVISION FOR INCOME TAXES                                     $     45,453           $       --             $       --
                                                               ------------           ------------           ------------

              NET RESULTS OF DISCONTINUED OPERATIONS           $     78,704           $       --             $       --
                                                               ------------           ------------           ------------

              NET INCOME                                       $  2,468,662           $  2,445,579           $  2,343,693
                                                               ============           ============           ============

BASIC EARNINGS PER SHARE                                       $       5.39           $       5.34           $       5.12
                                                               ============           ============           ============


The Notes to Consolidated Financial Statements are an integral part of these statements.